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                          COLUMBIA YOUNG INVESTOR FUND
                                  (THE "FUND")
          SUPPLEMENT TO THE FUND'S PROSPECTUSES DATED FEBRUARY 1, 2006

     The section under the heading "MANAGING THE FUND; PORTFOLIO MANAGER" is revised and replaced in its entirety with the following:

PORTFOLIO MANAGERS

     EMIL GJESTER, a vice president of Columbia Advisors, is the lead manager for the Fund and has managed or co-managed the Fund since May, 2005. Mr. Gjester has been associated with Columbia Advisors or its predecessors since 1996.

      JONAS PATRIKSON, a portfolio manager of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since February, 2006. Mr. Patrikson has been associated with Columbia Advisors or its predecessors since September, 2004. Prior to September, 2004, Mr. Patrikson was a senior analyst at Nordberg Capital, Inc from 2000 to September, 2004.

      DARA WHITE, a portfolio manager of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since February, 2006. Mr. White has been associated with Columbia Advisors since January, 2006. Prior to January, 2006, Mr. White was a portfolio manager and analyst with RCM Global Investors from February, 1998 to July, 2005.

     The Statement of Additional Information provides additional information about the managers' compensation, other accounts managed and ownership of securities in the Fund.

INT-47/106464-0206                                            February 17, 2006